                                                                     EXHIBIT 4.3

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                          PROASSURANCE CAPITAL TRUST II

                            Dated as of May 12, 2004

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I INTERPRETATION AND DEFINITIONS                                                                          1

SECTION 1.1     Definitions...............................................................................        1

ARTICLE II LIST OF HOLDERS; EVENTS OF DEFAULT                                                                     9

SECTION 2.1     Lists of Holders of Securities............................................................        9
SECTION 2.2     Events of Default; Waiver.................................................................        9
SECTION 2.3     Event of Default; Notice..................................................................       11

ARTICLE III ORGANIZATION                                                                                         11

SECTION 3.1     Name......................................................................................       11
SECTION 3.2     Office....................................................................................       11
SECTION 3.3     Purposes..................................................................................       12
SECTION 3.4     Authority.................................................................................       12
SECTION 3.5     Title to Property of the Trust............................................................       12
SECTION 3.6     Powers and Duties of the Regular Trustees.................................................       12
SECTION 3.7     Prohibition of Actions by the Trust and the Trustees......................................       15
SECTION 3.8     Powers and Duties of the Institutional Trustee............................................       15
SECTION 3.9     Certain Duties and Responsibilities of the Institutional Trustee..........................       17
SECTION 3.10    Certain Rights of the Institutional Trustee...............................................       19
SECTION 3.11    Delaware Trustee..........................................................................       21
SECTION 3.12    Execution of Documents....................................................................       21
SECTION 3.13    Not Responsible for Recitals or Issuance of Securities....................................       22
SECTION 3.14    Duration of Trust.........................................................................       22
SECTION 3.15    Mergers...................................................................................       22

ARTICLE IV SPONSOR                                                                                               24

SECTION 4.1     Sponsor's Purchase of Common Securities...................................................       24
SECTION 4.2     Responsibilities of the Sponsor...........................................................       24
SECTION 4.3     Right to Proceed..........................................................................       24
SECTION 4.4     Expenses..................................................................................       25

ARTICLE V TRUSTEES                                                                                               26

SECTION 5.1     Number of Trustees........................................................................       26
SECTION 5.2     Delaware Trustee..........................................................................       26
SECTION 5.3     Institutional Trustee; Eligibility........................................................       26
SECTION 5.4     Certain Qualifications of the Regular Trustees and the Delaware Trustee Generally.........       27
SECTION 5.5     Regular Trustees..........................................................................       27

SECTION 5.6     Appointment, Removal and Resignation of Trustees..........................................       28
SECTION 5.7     Vacancies among Trustees..................................................................       29
SECTION 5.8     Effect of Vacancies.......................................................................       30
SECTION 5.9     Meetings..................................................................................       30
SECTION 5.10    Delegation of Power.......................................................................       30
SECTION 5.11    Merger, Conversion, Consolidation or Succession to Business...............................       30

ARTICLE VI DISTRIBUTIONS                                                                                         31

SECTION 6.1     Distributions.............................................................................       31

ARTICLE VII ISSUANCE OF SECURITIES                                                                               31

SECTION 7.1     General Provisions Regarding Securities...................................................       31
SECTION 7.2     Paying Agent..............................................................................       32
SECTION 7.3     Outstanding Preferred Securities..........................................................       33

ARTICLE VIII DISSOLUTION AND TERMINATION OF TRUST                                                                33

SECTION 8.1     Dissolution and Termination of Trust......................................................       33

ARTICLE IX TRANSFER OF INTERESTS                                                                                 34

SECTION 9.1     Transfer of Securities....................................................................       34
SECTION 9.2     Transfer of Certificates..................................................................       35
SECTION 9.3     Deemed Security Holders...................................................................       38
SECTION 9.4     Mutilated, Destroyed, Lost or Stolen Certificates.........................................       39

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS                                   39

SECTION 10.1    Liability.................................................................................       39
SECTION 10.2    Exculpation...............................................................................       40
SECTION 10.3    Fiduciary Duty............................................................................       40
SECTION 10.4    Indemnification...........................................................................       41
SECTION 10.5    Outside Businesses........................................................................       44
SECTION 10.6    Compensation; Fees........................................................................       44

ARTICLE XI ACCOUNTING                                                                                            45

SECTION 11.1    Fiscal Year...............................................................................       45
SECTION 11.2    Certain Accounting Matters and Reports....................................................       45
SECTION 11.3    Banking...................................................................................       46
SECTION 11.4    Withholding...............................................................................       46

ARTICLE XII AMENDMENTS AND MEETINGS                                                                              47

SECTION 12.1    Amendments................................................................................       47
SECTION 12.2    Meetings of the Holders of Securities; Action by Written Consent..........................       48

ARTICLE XIII REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE                                       50

SECTION 13.1    Representations and Warranties of Institutional Trustee...................................       50
SECTION 13.2    Representations and Warranties of Delaware Trustee........................................       51

ARTICLE XIV MISCELLANEOUS                                                                                        51

SECTION 14.1    Notices...................................................................................       51
SECTION 14.2    Governing Law.............................................................................       52
SECTION 14.3    Submission to Jurisdiction................................................................       53
SECTION 14.4    Intention of the Parties..................................................................       53
SECTION 14.5    Table of Contents, Headings, etc..........................................................       53
SECTION 14.6    Successors and Assigns....................................................................       53
SECTION 14.7    Partial Enforceability....................................................................       53
SECTION 14.8    Counterparts..............................................................................       53

ANNEX I -- Terms of Preferred Securities and Common Securities............................................      A-1
Exhibit A-1 -- Form of Preferred Security Certificate ....................................................     A1-1
Exhibit A-2 -- Form of Common Security Certificate .......................................................     A2-1
Exhibit B -- QIB Transferee Certificate...................................................................      B-1
Exhibit C -- Accredited Investor Transferee Certificate...................................................      C-1
Exhibit D -- Offshore Transferee Certificate..............................................................      D-1
Exhibit E -- Form of Quarterly Officer's Certificate......................................................      E-1

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                          PROASSURANCE CAPITAL TRUST II

                                  May 12, 2004

         THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is dated and effective as of May 12, 2004 by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

         WHEREAS, certain of the Trustees and ProAssurance Corporation, as Sponsor, Common Securities Holder and Debenture Issuer, established ProAssurance Capital Trust II (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of April 22, 2004 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 22, 2004 (the "Certificate of Trust") for the purpose of issuing and selling Securities (as defined herein) and investing the proceeds therefrom in Debentures of the Debenture Issuer (each as defined herein); and

         WHEREAS, as of the date hereof, no Securities have been issued; and

         WHEREAS, the parties hereto, by this Declaration, hereby amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1 Definitions.

         Unless the context otherwise requires:

         (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Declaration;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Additional Tax Sums" has the meaning set forth in Section 2(g) of Annex I.

         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote, 10% or more of the outstanding Voting Securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding Voting Securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

         "Authorized Officer" of a Person means any executive officer, president, vice-president, assistant vice-president, treasurer, assistant treasurer, secretary, assistant secretary or other officer of such Person generally authorized to bind such Person.

         "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banking institutions in The City of New York or Wilmington, Delaware are permitted or required by any applicable law, regulation or executive order to close.

         "Calculation Agent" has the meaning set forth in Section 2(d) of Annex
I.

         "Certificate" means a Common Security Certificate and/or a Preferred Security Certificate, as the context requires.

         "Certificate of Trust" has the meaning set forth in the first recital hereto.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" has the meaning set forth in Section 7.1(a).

         "Common Security Certificate" means a definitive certificate in fully registered form evidencing one or more Common Securities substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Compound Interest" has the meaning set forth in Section 2(a) of Annex
I.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Creditor" has the meaning set forth in Section 4.4.

         "Debenture Issuer" means ProAssurance Corporation, a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Purchase Agreements" means the purchase agreements to be dated as of the FTN Closing Date, the ICONS Closing Date and the Sandler Closing Date between the Debenture Issuer and the Trust, relating to the Debentures.

         "Debentures" means the Floating Rate Junior Subordinated Debentures due 2034 issued by the Sponsor to the Trust.

         "Debt Trustee" means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Declaration" has the meaning set forth in the preamble hereto.

         "Deferral Period" has the meaning set forth in Section 2(e) of Annex I.

         "Default" in respect of the Securities means a "Default" with the meaning of, and as described under, the Indenture that has occurred and is continuing in respect of the Debentures.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Determination Date" has the meaning set forth in Section 2(d) of Annex I.

         "Direct Action" has the meaning set forth in Section 3.8(e).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "Distribution Payment Date" has the meaning set forth in Section 2(c) of Annex I.

         "Distribution Period" has the meaning set forth in Section 2(a) of Annex I

         "Distribution Rate" has the meaning set forth in Section 2(a) of Annex
I.

         "Event of Default" in respect of the Securities means an "Event of Default" within the meaning of, and as defined under, the Indenture that has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "FTN" means FTN Financial Securities Corp., a Tennessee corporation.

         "FTN Closing Date" means the "Closing Date as defined in the FTN Purchase Agreement.

         "FTN Purchase Agreement" means the Purchase and Placement Agreement dated as of May 11, 2004 among the Trust, the Sponsor, Morgan Stanley & Co. Incorporated, Cochran, Caronia & Co. and FTN.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner thereof within the meaning of the Statutory Trust Act.

         "ICONS" means ICONS, Ltd., a company with limited liability organized under the laws of the Cayman Islands.

         "ICONS Closing Date" means, upon execution of the ICONS Purchase Agreement, the date defined as the "Closing Date" in such Purchase Agreement.

         "ICONS Purchase Agreement" means the proposed Purchase and Placement Agreement among the Trust, the Sponsor, Morgan Stanley & Co. Incorporated, Cochran, Caronia Securities LLC and ICONS.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture, dated as of the FTN Closing Date, between the Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto applicable to the Debentures, as such Indenture and any supplemental Indenture may be amended, supplemented or otherwise modified from time to time.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Institutional Trustee Account" has the meaning set forth in Section 3.8(c).

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "LIBOR" has the meaning set forth in Section 2(d) of Annex I.

         "Like Amount" has the meaning set forth in Section 3 of Annex I.

         "Liquidation Distribution" has the meaning set forth in Section 3 of Annex I. "List of Holders" has the meaning set forth in Section 2.1.

         "London Business Day" means any day, other than a Saturday or Sunday, on which banks are open for business (including dealings in U.S. dollars) in London.

         "Majority in Liquidation Amount of Securities" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class, excluding the Trust, the Debenture Issuer and any Affiliate of the Trust or the Debenture Issuer, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the liquidation amount that would be paid on redemption, liquidation or otherwise plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities, or all outstanding Securities of the relevant class, as applicable.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person, one of whom shall be the Chairman, Chief Executive Officer, Executive Vice President or a Vice President one of whom shall be the Chief Financial Officer, Treasurer or Assistant Treasurer. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each Authorized Officer signing the Certificate has read the covenant or condition;

         (g) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

         (h) a statement that each such Authorized Officer has made such examination or investigation as, in such Authorized Officer's opinion, is necessary to enable such Authorized Officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (i) a statement as to whether or not, in the opinion of each such Authorized Officer, such condition or covenant has been complied with.

         "Original Declaration" has the meaning set forth in the first recital hereto.

         "Paying Agent" has the meaning set forth in Section 7.2.

         "Payment Amount" has the meaning set forth in Section 6.1.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PORTAL System" has the meaning specified in Section 3.6(b)(iii).

         "Preferred Guarantee Trustee" means Wilmington Trust Company, as trustee under the Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Preferred Securities" has the meaning set forth in Section 7.1(a).

         "Preferred Securities Guarantee" means the guarantee agreement, to be dated as of the FTN Closing Date, between the Sponsor and the Preferred Guarantee Trustee, in respect of the Preferred Securities.

         "Preferred Security Certificate" means a certificate in fully registered form evidencing one or more Preferred Securities substantially in the form of Exhibit A-1.

         "Pro Rata" has the meaning set forth in Section 8 of Annex I.

         "Purchase Agreements" means the FTN Purchase Agreement, the ICONS Purchase Agreement and the Sandler Purchase Agreement.

         "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Redemption/Distribution Notice" has the meaning set forth in Section 4(e)(i) of Annex I.

         "Redemption Price" shall have the meaning set forth in Section 4(a) of Annex I.

         "Regular Trustee" has the meaning set forth in Section 5.1(a).

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly-owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Resale Restriction Termination Date" means, with respect to any Securities, the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of
(x) the date of original issuance of such Securities or (y) the last date on which the Trust, the Sponsor or any Affiliate of either of them was the Holder of such Security or (ii) such later date, if any, as may be required by any subsequent change in applicable securities law.

         "Resignation Request" has the meaning set forth in Section 5.6(c).

         "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any financial services officer or other officer or agent of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers or agents and also means, with respect to a particular corporate trust matter, any other officer or agent to whom such matter is referred because of that officer's or agent's knowledge of and familiarity with the particular subject.

         "Restricted Securities Legend" has the meaning specified in Section 9.2(d).

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Sandler" means Sandler O'Neill & Partners, L.P.

         "Sandler Closing Date" means, upon execution of the Sandler Purchase Agreement, the date defined as the "Closing Date" in such Purchase Agreement.

         "Sandler Purchase Agreement" means the proposed Purchase and Placement Agreement among the Trust, the Sponsor, Morgan Stanley & Co. Incorporated, Cochran, Caronia & Co. and Sandler.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Special Event" has the meaning set forth in Section 4(c) of Annex I.

         "Sponsor" means ProAssurance Corporation, a Delaware corporation, or any permitted successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Stated Maturity" has the meaning set forth in Section 4(a) of Annex I.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor Delaware Trustee" has the meaning set forth in Section 5.6(b)(ii).

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Successor Institutional Trustee" has the meaning set forth in Section 5.6(b)(i).

         "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

         "Super Majority" has the meaning set forth in Section 2.2(a)(ii).

         "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "10% in liquidation amount" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class, excluding the Trust, the Debenture Issuer and any Affiliate of the Trust or the Debenture Issuer, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the liquidation amount that would be paid on redemption, liquidation or otherwise plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities, or all outstanding Securities of the relevant class, as applicable.

         "Transfer Agent" has the meaning set forth in Section 9.2(f).

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust" has the meaning set forth in the first recital hereto.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE II
                       LIST OF HOLDERS; EVENTS OF DEFAULT

         SECTION 2.1 Lists of Holders of Securities.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         SECTION 2.2 Events of Default; Waiver.

         (a) Subject to Section 2.2(c), the Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying event of default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default shall also not be waivable; or

                  (ii) requires the consent or vote of more than a simple majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, then the Event of Default may be waived only by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; or

                  (iii) requires the consent or vote of each holder of Debentures to be waived under the Indenture, then the Event of Default may be waived only by each Holder of Preferred Securities.

         Upon such waiver, the related default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the

Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

         (b) Subject to Section 2.2(c), the Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying event of default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default as provided below in this Section 2.2(b), then the Event of Default shall also not be waivable; or

                  (ii) requires the consent or vote of (A) a Super Majority to be waived, then the Event of Default may be waived only by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or (B) each holder of Debentures to be waived, then the Event of Default may only be waived by each Holder of Common Securities, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.2(b).

         Notwithstanding the foregoing, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities set forth in Annex I hereto. If any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.2(b), upon such waiver, the related default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) The right of any Holder to receive payment of Distributions, the Redemption Price and the Liquidation Distribution in accordance with this Declaration and the terms of the Securities set forth in Annex I on or after the respective due dates therefor, or to institute suit for the enforcement of any such payment on or after such dates, shall not be impaired without the consent of each such Holder.

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

         (d) A waiver of an event of default under the Indenture by the Institutional Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default.

         SECTION 2.3 Event of Default; Notice.

         (a) The Institutional Trustee shall, within 60 days after its occurrence, mail to all Holders, as the names and addresses of such Holders appear on the List of Holders, notice of all defaults actually known to a Responsible Officer, unless such default shall have been cured before the giving of such notice (the term "default" for the purposes of this Section 2.3(a) being hereby defined to be any default under the Indenture, not including any periods of grace, if any, provided for therein and irrespective of the giving of any written notice provided therein); provided that, except in the case of a default in the payment of principal of or premium on, if any, or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Indenture, no such notice to Holders shall be given until at least 60 days after the Institutional Trustee has notified the Company of such occurrence but shall be given within 90 days after such occurrence.

         (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default in the payment of principal of or interest on the Debentures; or

                  (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

         SECTION 3.1 Name.

         The Trust is named "ProAssurance Capital Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 3.2 Office.

         The address of the principal office of the Trust is c/o ProAssurance Corporation, 100 Brookwood Place, Birmingham, AL 35209. Upon ten (10) Business Days' written notice to the Holders of Securities (with a copy to the Institutional Trustee), the Regular Trustees may designate another principal office which shall be an address in any state of the United States or in the District of Columbia.

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

         SECTION 3.3 Purposes.

         The exclusive purposes and functions of the Trust are (i) to issue and sell (a) its Preferred Securities pursuant to the Purchase Agreements in exchange for cash and (b) its Common Securities to the Sponsor in exchange for cash, and to use the aggregate proceeds of the sale of the Securities to purchase the Debentures, (ii) to enter into such agreements and arrangements as may be necessary in connection with the issuance and sale of the Securities and to take all actions, and exercise such discretion, as may be necessary or desirable in connection with the issuance and sale of the Securities, and (iii) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. As more specifically provided in Section 3.7, the Trust shall not borrow money, incur debt, reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 3.4 Authority.

         Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 3.5 Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Institutional Trustee and shall be held and administered by the Institutional Trustee in trust for the benefit of the Trust and the Holders in accordance with this Declaration. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.6 Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the FTN Closing Date, the ICONS Closing Date and the Sandler Closing Date;

         (b) in connection with the issue of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and enter into the Purchase Agreements providing for the sale of the Preferred Securities;

                  (ii) take any actions to comply with the Securities Act or any securities laws of the states or other United States or foreign jurisdictions; and

                  (iii) if requested by the Sponsor at the request of the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, assist in the designation of the Preferred Securities for trading in the PORTAL (Private Offering, Resales and Trading through Automatic Linkages) system (the "PORTAL System"), if available.

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities, and to execute and deliver the Debenture Purchase Agreements; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

         (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in Annex I hereto;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to give any certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

         (j) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (k) to act as, or appoint another Person to act as, Securities registrar, transfer agent and Paying Agent for the Preferred Securities;

         (l) to give prompt written notice to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by establishing or extending a Deferral Period under the Indenture;

         (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

         (n) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such actions do not materially adversely affect the interests of Holders;

         (o) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

         (p) to execute all certificates, documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

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

         The Regular Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

         SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not and shall cause the Trust not to, engage in any activity other than in connection with the purposes of the Trust or other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Trustees (including the Institutional Trustee) shall not and shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose or execute any mortgage in respect of, or pledge, any Trust property;

                  (iv) make any investments other than investments represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii) make any loans other than in respect of the Debentures or incur any indebtedness for borrowed money; or

                  (viii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures held in the Trust shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures if such action would cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Trust to be deemed an Investment Company required to be registered under the Investment Company Act.

         SECTION 3.8 Powers and Duties of the Institutional Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

         (c)      The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders from the Institutional Trustee Account in accordance with
         Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders in accordance with the provisions of the Indenture.

         (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

         (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If the Institutional Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder may, to the fullest extent permitted by law, institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest (including Additional Tax Sums and Compound Interest) on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Holders of the Common Securities shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Debenture Issuer to such Holder in any Direct Action provided; however, that the Holder has received full payment in respect of such Preferred Securities. Except as provided in this paragraph and in the Preferred Securities Guarantee, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Institutional Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (h) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Debenture Issuer of the Debenture Issuer's election to defer payments of interest on the Debentures by establishing or extending a Deferral Period with respect thereto.

         (i) The Institutional Trustee shall notify all Holders of the Preferred Securities of any notice of an event of default received from the Debt Trustee with respect to the Debentures. Such notice shall state that such event of default under the Indenture also constitutes an Event of Default hereunder.

         (j) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or authority of the Regular Trustees set forth in Section 3.6.

         The Institutional Trustee shall exercise the powers set forth in this
Section 3.8 and in Sections 3.9 and 3.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.

         (a) The Institutional Trustee, prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.2) of which a Responsible Officer has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's affairs.

         (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A)      the duties and obligations of the
                  Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                           (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not

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

         reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk is not reasonably assured to it;

                  (v) the Institutional Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor, and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         SECTION 3.10 Certain Rights of the Institutional Trustee.

         (a)      Subject to the provisions of Section 3.9:

                  (i) the Institutional Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

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

                  (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request, order or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity reasonably satisfactory to the Institutional Trustee against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders; and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or

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

         right or taking any other action hereunder, the Institutional Trustee
         (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in aggregate liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Institutional Trustee may request that the Trust deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 3.11 Delaware Trustee.

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Trust or of the Regular Trustees except for such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Declaration or the Statutory Trust Act and except for the negligence or willful misconduct of the Delaware Trustee.

         SECTION 3.12 Execution of Documents.

         Except as otherwise required by applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

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         SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 3.14 Duration of Trust.

         The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence until May 13, 2039.

         SECTION 3.15 Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person or other entity, except as described in Section 3.15(b) and (c) or Section 8.1(a)(iii).

         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders, the Institutional Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

                  (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

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

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the rating on the Preferred Securities or any Successor Securities by any nationally recognized statistical rating organization to be downgraded or withdrawn;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities or any Successor Securities in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) after giving effect to the transaction, no Event of Default and no event which, after notice or lapse of time, or both, would become an Event of Default, has occurred and is continuing under the Indenture.

                  (viii) prior to such merger, consolidation, amalgamation or replacement, the Debenture Issuer has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities or any Successor Securities in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation, amalgamation or replacement, the Trust or, if applicable, the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

                  (ix) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Indenture; and

                  (x) prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officer's Certificate from the Regular Trustees and the Sponsor as to the matters set forth in clauses (i) through (ix) of this Section 3.15(b).

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or, if applicable, the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

         SECTION 4.1 Sponsor's Purchase of Common Securities.

         On the FTN Closing Date, the Sponsor will purchase Common Securities issued by the Trust in an amount at least equal to 3% of the total capital of the Trust immediately prior to the issuance of the Preferred Securities to FTN pursuant to the FTN Purchase Agreement.

         On the ICONS Closing Date, the Sponsor will purchase Common Securities issued by the Trust in an amount at least equal to 3% of the Preferred Securities to be issued to ICONS pursuant to the ICONS Purchase Agreement.

         On the Sandler Closing Date, the Sponsor will purchase Common Securities issued by the Trust in an amount at least equal to 3% of the Preferred Securities to be issued to Sandler pursuant to the Sandler Purchase Agreement.

         SECTION 4.2 Responsibilities of the Sponsor.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions;

         (b) to prepare and request the Regular Trustees to cause the Trust to apply for listing or quotation of the Preferred Securities on the PORTAL System upon notice of issuance, if requested by a Majority in Liquidation Amount of Securities; and

         (c) to negotiate the terms of the Purchase Agreements providing for the issuance of the Preferred Securities.

         SECTION 4.3 Right to Proceed.

         The Sponsor acknowledges the rights of the Holders to institute a Direct Action against the Debenture Issuer as set forth in Section 3.8(e) hereto.

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

         SECTION 4.4 Expenses.

         In connection with the offering, sale and issuance of the Securities by the Trust and the sale of the Debentures by the Debenture Issuer to the Trust, the Debenture Issuer, in its capacity as borrower with respect to the Debentures, shall:

         (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures, including commissions payable to the underwriters in respect of the Preferred Securities pursuant to the Purchase Agreements and compensation, reimbursement and indemnification of the Debt Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture;

         (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Regular Trustees (including any amounts payable under Article X of this Declaration), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders of the Preferred Securities);

         (c) be primarily liable for any indemnification obligations arising with respect to this Declaration; and

         (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         The Debenture Issuer's obligations under this Section 4.4 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor"), whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Debenture Issuer's obligations under this Section 4.4 directly against the Debenture Issuer and the Debenture Issuer irrevocably waives any right of remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Debenture Issuer. The Debenture Issuer agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.4.

                                    ARTICLE V
                                    TRUSTEES

         SECTION 5.1 Number of Trustees.

         (a) The number of Trustees initially shall be five. At any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees. After the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; and provided further that (i) one Trustee shall possess the qualifications specified in
Section 5.2; (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (a "Regular Trustee"); and (iii) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as the Delaware Trustee if it meets the applicable requirements.

         (b) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent of such Holders.

         (c) Except as otherwise provided herein, no amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

         SECTION 5.2 Delaware Trustee.

         If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a)      a natural person who is a resident of the State of Delaware;
or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         The initial Delaware Trustee shall be Wilmington Trust Company, until removed or replaced in accordance with Section 5.6.

         SECTION 5.3 Institutional Trustee; Eligibility.

         (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                  (i)      not be an Affiliate of the Sponsor; and

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

                  (ii) be a corporation or national association organized and doing business under the laws of the United States of America or any State or territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as a trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, State, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible in accordance with Section 5.3(a), the Institutional Trustee shall resign immediately in the manner and with the effect specified in Section 5.6(c).

         (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act or becomes a creditor of the Sponsor during the time periods specified in Section 311 of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to, this Declaration.

         (d) The initial Institutional Trustee shall be Wilmington Trust Company until removed or replaced in accordance with Section 5.6.

         SECTION 5.4 Certain Qualifications of the Regular Trustees and the Delaware Trustee Generally.

         Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.5 Regular Trustees.

         The initial Regular Trustees shall be Derrill Crowe, M.D., Victor T. Adamo and Howard H. Friedman.

         (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (b) Except as otherwise required by applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to
Section 3.6.

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

         (c) A regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 5.6 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time except during an Event of Default:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) if an Event of Default shall have occurred and be continuing, with respect to:

                           (A) the Regular Trustees, by the vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (B) the Institutional Trustee and the Delaware Trustee, by the vote of the Holders of a Majority in Liquidation Amount of Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

         (b)      The Trustee that acts as

                  (i) Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor institutional Trustee possessing the qualifications to act as Institutional Trustee under
         Section 5.3(a) (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

                  (ii) Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office

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

(without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                           (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers a Resignation Request in accordance with this Section 5.6.

         (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery of a notice of removal or a Resignation Request, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.7 Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

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

         SECTION 5.8 Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 5.9 Meetings.

         If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 5.10 Delegation of Power.

         The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.11 Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

         SECTION 6.1 Distributions.

         Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities as set forth in Annex I. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound Interest and Additional Tax Sums) on and/or principal of the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the terms of the Securities.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

         SECTION 7.1 General Provisions Regarding Securities.

         (a) The Regular Trustees shall, on behalf of the Trust, issue from time to time one class of preferred securities (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein) and one class of common securities (the "Common Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by two Regular Trustees. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustees. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution

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

thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         (c) At the time of the delivery of the Preferred Securities, the Regular Trustees shall cause Preferred Security Certificates to be authenticated by the Institutional Trustee on behalf of the Trust and delivered to or upon the written order of the Trust, signed by two Regular Trustees without further corporate action by the Sponsor, in authorized denominations. A Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Preferred Security has been properly authenticated under this Declaration.

         The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and may itself be an Affiliate of the Trust or a Related Party of the Sponsor.

         (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (e) Upon issuance of Preferred Securities as provided in this Declaration, Preferred Securities so issued shall be deemed to be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust entitled to the benefits of this Declaration.

         (f) Upon issuance of Common Securities as provided in this Declaration, Common Securities so issued shall be deemed to be validly issued, fully paid undivided beneficial interests in the assets of the Trust entitled to the benefits of this Declaration.

         (g) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 7.2 Paying Agent.

         The Trust shall maintain in Wilmington, Delaware an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Regular Trustees may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Regular Trustees may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Regular Trustees fail to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Institutional Trustee shall initially act as Paying Agent for the Preferred

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

Securities and the Common Securities. Any successor Paying Agent or any additional Paying Agent shall execute and deliver to the Regular Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Regular Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders, will give the Institutional Trustee notice of any default by the Trust (or any other obligor on the Securities) in the making of any payment on the Securities and will, at any time during the continuance of any such default, upon the written request of the Institutional Trustee, forthwith pay to the Institutional Trustee all sums so held in trust by such Paying Agent. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Each reference in this Declaration to payment to the Holders by the Institutional Trustee includes such payment by a Paying Agent. A Paying Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

         SECTION 7.3 Outstanding Preferred Securities.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Institutional Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Preferred Security is replaced, paid or purchased, it ceases to be outstanding unless the Institutional Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Institutional Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Institutional Trustee actually knows are so owned shall be so disregarded.

                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

         SECTION 8.1 Dissolution and Termination of Trust.

         (a)      The Trust shall dissolve upon the earlier to occur of:

                  (i) May 13, 2039, the expiration of the term of the Trust;

                  (ii) the bankruptcy, insolvency or liquidation of the Sponsor or the Trust;

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

                  (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor;

                  (v) the consent of the Holders of a Majority in Liquidation Amount of the Securities voting together as a single class to dissolve the Trust;

                  (vi) the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (vii) the distribution of all of the Debentures (at any time at the option of the Sponsor) to the Holders in exchange for all of the Securities in accordance with the terms of the Securities and the Sponsor's receipt and delivery to the Institutional Trustee of an opinion of nationally recognized independent tax counsel experienced in such matters, who shall not be an employee of the Sponsor or any of its Affiliates, that Holders will not recognize gain or loss for United States federal income tax purposes as a result of such distribution or exchange; or

                  (viii) the time when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Tax Sums or Compound Interest, shall have been paid to the Holders in accordance with the terms of the Securities.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and after the completion of the winding up of the Trust, the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall thereupon be terminated.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

         SECTION 9.1 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) For so long as the Securities remain outstanding, the Sponsor agrees (i) not to transfer ownership of the Common Securities of the Trust, provided that any permitted successor

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

of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities, (ii) not to cause, as Sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or liquidation of the Trust, except as provided in this Declaration and (iii) use its best efforts to cause the Trust (a) to remain a statutory trust, except in connection with the distribution of Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Declaration, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

         SECTION 9.2 Transfer of Certificates.

         (a) The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued and authenticated by the Institutional Trustee in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (b) Prior to the Resale Restriction Termination Date, the Securities shall bear the Restricted Securities Legend. The Restricted Securities Legend on any outstanding Security shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Trust, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Securities that do not bear the Restricted Securities Legend in exchange for the Securities bearing the Restricted Securities Legend.

         (c) When Securities are presented to the Institutional Trustee or Transfer Agent (x) to register the transfer of such Securities, or (y) to exchange such Securities for an equal aggregate liquidation amount of Securities represented by different Certificates, the Institutional Trustee or Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Securities surrendered for registration of transfer or exchange, other than a transfer made in accordance with Section 9.2(f), shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Institutional Trustee or Transfer Agent duly executed by the Holder thereof or his attorney duly authorized in writing and (i) if such Securities are being transferred prior to the Resale Restriction Termination Date to a QIB, accompanied by a

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

certificate of the transferor substantially in the form set forth as Exhibit B hereto, (ii) if such Securities are being transferred prior to the Resale Restriction Termination Date to an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3), (7) or (8) under the Securities Act, accompanied by a certificate of the transferee substantially in the form set forth as Exhibit C hereto, or (iii) if such Securities are being transferred prior to the Resale Restriction Termination Date to a non-U.S. Person in an "offshore transaction," accompanied by a certificate of the transferee substantially in the form set forth in Exhibit D hereto.

         (d) The Securities may not be transferred prior to the Resale Restriction Termination Date except in compliance with restrictions on transfer set forth in the legend set forth below (the "Restricted Securities Legend"), and except as otherwise contemplated in Section 9.2(b), prior to the Resale Restriction Termination Date, each Security shall bear the Restricted Securities
Legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO

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

NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE INSTITUTIONAL TRUSTEE AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE

AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

         (e) Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount (100 Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Securities for any purpose, including, but not limited to, the receipt of Distributions on such Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Securities.

         (f) The Institutional Trustee may appoint a transfer agent and registrar ("Transfer Agent") acceptable to the Trust to perform the functions set forth in this Section 9.2. The Transfer Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Declaration to registration and transfer of Preferred Securities by the Institutional Trustee includes such activities by the Transfer Agent. The Transfer Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be an Affiliate of the Trust or a Related Party of the Sponsor.

         SECTION 9.3 Deemed Security Holders.

         The Trust and the Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole owner of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

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

         SECTION 9.4 Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees, the Institutional Trustee or any authenticating agent such security or indemnity as may be reasonably required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver and the Institutional Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.4, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1 Liability.

         (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

         (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

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

         SECTION 10.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence, willful misconduct or bad faith with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in conclusively relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

         SECTION 10.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)      Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not

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

constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 10.4 Indemnification.

         (a)      (i)      The Debenture Issuer shall indemnify, to the full
         extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, that such Person had reasonable cause to believe that such Person's conduct was unlawful.

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, such Company Indemnified Person shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Company Indemnified Person in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a Quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a Quorum of disinterested Regular Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Debenture Issuer, that, based upon the facts known to the Regular Trustees, counsel or the Debenture Issuer, as the case may be, at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in, or believed was opposed to, the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Debenture Issuer reasonably determine that a Company Indemnified Person deliberately breached such Person's duty to the Trust or its Common or Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Debenture Issuer would have the power to indemnify such Person against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) including the Institutional Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, action, suit, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim (regardless of who has asserted such claim) or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

         (c) The Debenture Issuer agrees to pay the Institutional Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Institutional Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Debenture Issuer and the Institutional Trustee or the Debenture Issuer and the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Institutional Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Institutional Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

         SECTION 10.5 Outside Businesses

         Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

         SECTION 10.6 Compensation; Fees

         The Sponsor agrees:

         (a) to pay to the Trustees from time to time such compensation as the Trust and the Trustees shall agree to in writing for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the

Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to their respective negligence or bad faith; and

         (c) the provisions of this Section 10.6 shall survive the termination of this Declaration and the resignation or removal of the Trustees.

                                   ARTICLE XI
                                   ACCOUNTING

         SECTION 11.1 Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.2 Certain Accounting Matters and Reports.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees. The books and records of the Trust, together with a copy of the Declaration and a certified copy of the Certificate of Trust, and any amendment thereto shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

         (e) The Sponsor will cause the Regular Trustees to deliver to each Holder of Securities, (i) not later than 45 days after the end of each quarterly period (other than the last quarter of a Fiscal Year) (x) unaudited consolidated financial statements of the Sponsor (including, without limitation, balance sheet and statement of operations) for such quarterly period and (y) an Officer's Certificate of the Sponsor substantially in the form specified in Exhibit E, (ii) within 60 days after each year end (x) unaudited consolidated financial statements of the Sponsor (including, without limitation, balance sheet and statement of operations) for such year and (y) Officer's Certificates of the Sponsor substantially in the form of Exhibit E with respect to each subsidiary of the Sponsor that is an insurance company, (iii) within the earlier of (I) 90 days after the end of each year and (II) such earlier number of days prescribed by the Commission for filings of Form 10-K by companies required to make such filings (x) audited consolidated financial statements (including, without limitation, balance sheet and statement of operations) for such year, accompanied by the report of the independent accountants with respect thereto, and (y) an Officer's Certificate of the Sponsor specifying any material differences between such statements and the statements delivered pursuant to clause (ii)(x) and (iv) within five Business Days after the filing thereof, each report Form 10-K or Form 10-Q filed in respect of the Sponsor or the Trust with the Commission under the Exchange Act.

         (f) The Sponsor covenants and agrees to transmit by mail to the Regular Trustee within 5 days after the filing thereof with the Debt Trustee, copies of all information, documents and reports filed with the Debt Trustee under the Indenture.

         SECTION 11.3 Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

         SECTION 11.4 Withholding.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, State and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

         SECTION 12.1 Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be modified and amended by a written instrument approved and executed by:

                  (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d)      Sections 3.8(e), 4.4, 9.1(c), 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

         (f)      The rights of the Holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

         (g) Notwithstanding Section 12.1(c), this Declaration may be amended by the Regular Trustees without the consent of the Holders to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

                  (v) preserve the status of the Trust as a grantor trust for United States federal income tax purposes, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

         SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the

Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                  (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) subject to the requirements specified in the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act and the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

         SECTION 13.1 Representations and Warranties of Institutional Trustee.

         The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

         (a) the Institutional Trustee is a banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or any state thereof, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the execution, delivery and performance by the Institutional Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Institutional Trustee; this Declaration has been duly executed and delivered by the Institutional Trustee and constitutes the legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and the Institutional Trustee has duly authenticated the Preferred Securities;

         (c) the execution, delivery and performance of this Declaration by the Institutional Trustee do not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee;

         (d) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration;

         (e) on the FTN Closing Date, the ICONS Closing Date and the Sandler Closing Date, the Institutional Trustee will be the record holder of the Debentures and the Institutional Trustee has not knowingly created any liens or encumbrances on such Debentures; and

         (f) the Institutional Trustee satisfies the qualifications set forth in Section 5.3.

         SECTION 13.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a Delaware banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the execution, delivery and performance by the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; this Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

         (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and meets the requirements of Section 5.2.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         SECTION 14.1 Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

                  ProAssurance Capital Trust II
                  c/o ProAssurance Corporation
                  100 Brookwood Place
                  Birmingham, AL 35209
                  Attention: Howard H. Friedman, Chief Financial Officer

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopy: 302/636-4140
                  Telephone: 302/651-1000 or 302/636-6000

         (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopy: 302/636-4140
                  Telephone: 302/651-1000 or 302/636-6000

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  ProAssurance Corporation
                  100 Brookwood Place
                  Birmingham, AL 35209
                  Attention: Howard H. Friedman, Chief Financial Officer

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2 Governing Law.

         THIS DECLARATION AND EACH SECURITY AND THE RIGHTS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 14.3 Submission to Jurisdiction.

         Each party hereto irrevocably and unconditionally submits to the nonexclusive jurisdiction of the courts of the State of New York and the federal courts of the United States located in the Borough of Manhattan, The City of New York (and any courts having jurisdiction over appeals therefrom) in respect of any action, suit or proceeding arising out of this Declaration or the Securities or any of the transactions contemplated hereby or thereby and waives to the extent permitted by law any objection to venue in respect thereof (based on inconvenient forum or otherwise). Unless a party maintains a registered agent in the State of New York, each such party agrees that process in any such suit may be served by mailing the relevant process, by registered or certified mail, return receipt requested, to the address of such party then specified pursuant to Section 14.01.

         SECTION 14.4 Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 14.5 Table of Contents, Headings, etc.

         The table of contents and the titles and headings of the articles and sections of this Declaration have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 14.6 Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         SECTION 14.7 Partial Enforceability.

         In case any one or more of the provisions contained in this Declaration or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Declaration or of such Securities, but this Declaration and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 14.8 Counterparts.

         This Declaration may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                   _____________________________________________
                                   Derrill Crowe, M.D., as Regular Trustee

                                   _____________________________________________
                                   Victor T. Adamo, as Regular Trustee

                                   _____________________________________________
                                   Howard H. Friedman, as Regular Trustee

                                   WILMINGTON TRUST COMPANY,
                                   as Institutional Trustee and Delaware Trustee

                                   _____________________________________________
                                   Name:
                                   Title:

                                   PROASSURANCE CORPORATION
                                   as Sponsor, Common Securities Holder and
                                   Debenture Issuer

                                   _____________________________________________
                                   Name: Howard H. Friedman
                                   Title: Chief Financial Officer

                                    ANNEX I
                         TERMS OF PREFERRED SECURITIES
                           TERMS OF COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of May 12, 2004 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the
Declaration:

         1.       Designation and Number.

         (a) Preferred Securities. 10,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Ten Million Dollars ($10,000,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per preferred security, are hereby designated for the purposes of identification only as "FTN Preferred Securities." 12,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Twelve Million Dollars ($12,000,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per preferred security, are hereby designated for the purposes of identification only as "ICONS Preferred Securities." 10,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Ten Million Dollars ($10,000,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per preferred security, are hereby designated for the purposes of identification only as "Sandler Preferred Securities."(together with the FTN Preferred Securities and the ICONS Preferred Securities, the "Preferred Securities") The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) Common Securities. 310 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Hundred Ten Thousand Dollars ($310,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as "FTN Common Securities." 372 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Hundred Seventy Two Thousand Dollars ($372,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as "ICONS Common Securities." 310 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Hundred Ten Thousand Dollars ($310,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as "Sandler Common Securities"(together with the FTN Common Securities and the ICONS Common Securities, the "Common Securities") The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         (c) The Preferred Securities and the Common Securities (referred to collectively as the "Securities") represent undivided beneficial interests in the assets of the Trust.

         (d) In connection with the purchase of the Securities, and subject to the execution of the applicable Purchase Agreements, the Sponsor will deposit in the Trust, and the Trust will purchase, respectively, as trust assets, (i) Debentures of the Sponsor having an aggregate principal amount of Ten Million Three Hundred Ten Thousand Dollars ($10,310,000) on the FTN Closing Date, (ii) Debentures of the Sponsor having an aggregate principal amount of Twelve Million Three Hundred Seventy Two Thousand Dollars ($12,372,000) on the ICONS Closing Date and (iii) Debentures of the Sponsor having an aggregate principal amount of Ten Million Three Hundred Ten Thousand Dollars ($10,310,000) on the Sandler Closing Date, in each case, bearing interest at an annual rate equal to the annual Distribution Rate, as it may change from time to time, on the Securities and having payment and prepayment/maturity provisions which correspond to the payment and redemption provisions of the Securities.

         2.       Distributions.

         (a) Distributions will be payable at the rate per annum (the "Distribution Rate"), determined with respect to a Distribution Period (as defined below), equal to LIBOR (as defined below), as determined on the Determination Date (as defined below) with respect to such Distribution Period, plus 3.85%, of the stated liquidation amount of $1,000 per Security (provided, that the Distribution Rate for any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date on May 15, 2009 may not exceed 12.50% per annum and, provided further, that the Distribution Rate for any Distribution Period may not exceed the highest rate permitted by New York law as the same may be modified by United States law of general application), such Distribution Rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the applicable Distribution Payment Date will bear interest thereon compounded quarterly at the applicable periodic Distribution Rate ("Compound Interest") to the extent permitted by applicable law. The term "Distributions," as used herein, includes such cash distributions and any such interest (including Additional Tax Sums and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available in the Institutional Trustee Account. The term "Distribution Period" means the period from and including a Distribution Payment Date, or in the case of the first Distribution Period, the original date of issuance of the Securities to, but excluding, the next succeeding Distribution Payment Date or, in the case of the last Distribution Payment Period, the related date of redemption.

         (b) The amount of Distributions payable for any Distribution Period will be computed for any full quarterly Distribution Period on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period. All percentages resulting from any calculations on the Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.553455% (or .07553455) being rounded to 7.55346% (or .0755346)), and all dollar amounts used in or
resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

         (c) Distributions on the Securities will be cumulative, and will accrue from (i) May 12, 2004, with respect to the FTN Securities; (ii) the ICONS Closing Date with respect to the ICONS Securities; and (iii) the Sandler Closing Date with respect to the Sandler Securities. Except as otherwise described below, Distributions on the Securities will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2004 when, as and if available for payment, except as otherwise described below (each, a "Distribution Payment Date").

         (d) The "Calculation Agent" shall be the Institutional Trustee and will calculate the Distribution Rate for each Distribution Period based on LIBOR determined as of two London Business Days next preceding the first day of each such Distribution Period (each, a "Determination Date"). "LIBOR" means, with respect to a Distribution Period commencing on a Distribution Date (in the following order of priority):

                  (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the applicable Determination Date;

                  (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the applicable Determination Date, the Calculation Agent will request the principal London offices of four leading banks in the London interbank market as selected by the Calculation Agent to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date, and if at least two quotations are provided, LIBOR will be the arithmetic mean of such quotations;

                  (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Calculation Agent will request four major New York City banks selected by the Calculation Agent to provide such banks' offered quotations (expressed as percentage per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (New York City time) on such Determination Date, and if at least two quotations are provided, LIBOR will be the arithmetic mean of such quotations;

                  (iv) if fewer than two such quotations are provided as requested in clause (iii) above, LIBOR will be LIBOR as determined on the preceding Determination Date.

                  On each Determination Date, the Calculation Agent will notify any Paying Agent and the Sponsor of the Distribution Rate for the related Distribution Period. The Calculation Agent shall, upon the request of any Holder of any Securities, provide the Distribution Rate then in effect. The Sponsor shall from time to time provide any necessary information to the Paying

Agent relating to any original issue discount and interest on the Securities that is included in any payment and reportable for taxable income calculation purposes.

                  Absent manifest error, the Calculation Agent's determination of LIBOR and its calculation of the applicable Distribution Rate for each Distribution Period will be final and binding.

         (e) So long as no Event of Default under the Indenture has occurred and is continuing, the Debenture Issuer has the right under the Indenture, at any time and from time to time during the term of the Debentures, to defer payments of interest on the Debentures by deferring the payment of interest from time to time on the Debentures for a period (each of which periods shall end on a Distribution Payment Date, each a "Deferral Period"); provided, that (x) no Deferral Period may exceed 20 consecutive quarterly periods and (y) no Deferral Period shall extend beyond the Stated Maturity or the earlier redemption of the Debentures. No interest on the Debentures shall be due and payable during a Deferral Period. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, to the extent permitted by applicable law, quarterly Distributions will continue to accrue with interest thereon at the then applicable Distribution Rate compounded quarterly for each quarter of any Deferral Period. Any interest accrued on the Debentures during a Deferral Period shall be paid Pro Rata to holders of Debentures on the first payment date following the Deferral Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Deferral Period. Before the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period; provided that such Deferral Period, together with all such previous and further extensions within such Deferral Period shall not exceed 20 consecutive quarterly periods or extend beyond the Stated Maturity or earlier redemption of the Debentures. Upon the termination of any Deferral Period and the payment of all deferred interest then due, the Debenture Issuer may commence a new Deferral Period, subject to the foregoing requirements. In the event that the Debenture Issuer exercises this right, then the Debenture Issuer shall not (i) declare or pay any dividend on, make any distribution or other payment with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer in connection with the satisfaction by the Debenture Issuer of its obligations under employee benefit plans, (b) as a result of an exchange or conversion of any class or series of the Debenture Issuer's capital stock for any other class or series of the Debenture Issuer's capital stock, (c) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any shareholders' rights plan or the redemption or repurchase of rights pursuant thereto or (e) any dividend or distribution in the form of capital stock or rights to acquire capital stock where the rights of the capital stock being issued, or issuable pursuant to such rights, rank pari passu or junior to the capital stock as to which such dividend or distribution is paid), (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior to the Debentures and (iii) make any guarantee payments with respect to the foregoing (other than pursuant to the

Preferred Securities Guarantee). The quarterly period in which any notice is given pursuant to this Section 2(c) shall count as one of the 20 quarterly period in the maximum Deferral Period.

         (f) Distributions on the Securities will be payable promptly by the Institutional Trustee upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be the fifteenth calendar day prior to the relevant Distribution Payment Date. The record dates and Distribution Payment Dates shall be the same as the record dates and interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make the corresponding interest payment on the Debentures, will forthwith cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within a Deferral Period unless the Debenture Issuer has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution Payment Date. Distributions on the Securities will be paid by the Trust. All Distributions paid with respect to the Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on, and such Distribution Payment Date will be moved to, the next succeeding day that is a Business Day and additional interest will accrue for each day that such payment is delayed as a result thereof; except that, if such next Business Day is in the next succeeding calendar month, such payment shall be made on the preceding Business Day, in each case with the same force and effect as if made on the date such payment otherwise would have been payable; provided, however that in the event that the redemption date is not a Business Day, then payment of liquidation amount, distributions and premium (if any) payable on such date will be made on the next Business Day (and without any additional accrual of interest or other payment in respect of such delay).

         (g) If at any time while the Institutional Trustee is the Holder of any Securities, the Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Debenture Issuer will pay as additional interest ("Additional Tax Sums") on the Debentures held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

         (h) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

         3.       Liquidation Distribution Upon Dissolution.

         In the event of any dissolution of the Trust (other than in connection with the redemption of the Securities), the Trust shall be liquidated by the Regular Trustees as expeditiously as the Regular Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Institutional Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment plus, if such liquidation occurs prior to May 12, 2009, an amount equal to the applicable premium described in the definition of "Redemption Price" in Section 4(a) (such distribution being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a liquidation amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the liquidation amount of the Securities of the Holder to whom such Debentures are distributed.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to the Securities shall be paid on a Pro Rata basis.

         4.       Redemption and Distribution.

         (a) Redemption of the Securities will occur simultaneously with any repayment of the Debentures, whether at maturity or earlier prepayment. The Debentures will mature on May 12, 2034 unless prepaid earlier as described in this Section 4 (the "Stated Maturity").

         Upon the repayment of the Debentures in whole or in part, whether at maturity or earlier prepayment, the proceeds from such repayment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid at the Redemption Price. The "Redemption Price" shall be $1,000 per Security, plus an amount equal to unpaid Distributions thereon accumulated to the date of redemption, payable in cash, plus, if the redemption occurs prior to May 12, 2009, a premium in cash equal to the product of (i) $1,000 per Security, and
(ii) the percentage specified below for the applicable date of redemption provided, that the Trust will obtain the prior approval of the applicable insurance regulatory authority, if necessary:

Redemption During the 12-Month
------------------------------
   Period Beginning May 12,                    Percentage of Principal Amount
   ------------------------                    ------------------------------

              2004                                           5%
              2005                                           4%
              2006                                           3%
              2007                                           2%
              2008                                           1%
      2009 and thereafter                                    0%

         If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Section 4(f)(ii) below.

         (b) The Debentures are prepayable prior to the Stated Maturity at the option of the Company (i) in whole or in part, from time to time on an Interest Payment Date specified in the Indenture, on any Interest Payment Date (as defined in the Indenture) on or after May 12, 2009 or (ii) at any time prior to May 12, 2009, in whole but not in part, upon the occurrence and continuation of a Special Event (but within the time limitations specified in the Indenture), in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof plus unpaid interest thereon (including Additional Tax Sums and Compound Interest, if any) accrued to the date of prepayment, plus the applicable premium (if any) specified in the Indenture.

         (c)      The following terms used herein shall be defined as follows:

         "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Preferred Securities.

         "Special Event" means a Tax Event or an Investment Company Event, as the case may be.

         "Tax Event" means that the Debenture Issuer and the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of the original issuance of the Debentures, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Debenture Issuer (assuming the Debenture Issuer is organized under the laws of any state of the United States or the District of Columbia), in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         On the date fixed for any distribution of Debentures upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and (ii) all certificates representing Preferred Securities will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Distribution Rate, as in effect from time to time, of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (e)      Redemption or Distribution Procedures.

                  (i) Notice of any prepayment of the Debentures, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for prepayment of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 10:00 a.m., New York City time, on the redemption date, the Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the Redemption Price. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Trust at the Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) The Trust shall not be required to (i) issue, or register the transfer or exchange of, any Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5.       Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a Majority in Liquidation Amount of Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as holder of the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or
(iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Preferred Securities may direct the Institutional Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a Holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Institutional Trustee fails to enforce its rights under the Debentures after a holder of record of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person.

         The Institutional Trustee shall promptly notify all holders of Securities of any Default or Event of Default (as those terms are defined in the Indenture), actually known to the Institutional Trustee, except for any Default or Event of Default (i) which has been cured prior to the giving of the notice,
(ii) is a Default or Event of Default constituting failure to pay principal or interest on the Debentures or for situations in which the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of Securities.

         Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Holders of the Common Securities shall be subrogated to the rights of the

Holder of such Preferred Securities with respect to payments on the Preferred Securities under the Declaration to the extent of any payments made by the Debenture Issuer to such Holder in any Direct Action provided, however, that the Holder has received full payment in respect of such Preferred Securities. Except as provided in this paragraph and Section 3.8(e) of the Declaration, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i) through (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, taking such action into account, the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6.       Voting Rights - Common Securities.

         (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) Unless an Event of Default shall have occurred and be continuing, the Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees. If an Event of Default has occurred and is continuing, the Institutional Trustee and the Delaware Trustee may be removed at such time only by the Holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Regular Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment of a successor trustee in accordance with the provisions of the Declaration.

         During an Event of Default, no vote or consent of the Holders of the Common Securities will be required or obtained by the Regular Trustees with respect to that Event of Default, until that Event of Default has been cured or waived. During that Event of Default, the Institutional Trustee will act on behalf of the Holders of the Preferred Securities without regard to any vote or consent by the Holders of the Common Securities.

         (c) Subject to Section 2.2 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.07 of the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of Holders of Debentures affected thereby the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided further, that where a consent or action under the Indenture would require the consent or action of each holder of Debentures, each Holder of Preferred Securities must direct the Institutional Trustee to give such consent or take such action. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the liquidation, dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Securities affected thereby, provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of such class of Securities.

         (b) In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination on the Indenture, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by the Holders of a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided, further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a Holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action; and provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will be classified as a grantor trust taking such action into account.

         (c) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust not to be classified for purposes of United States federal income taxation as a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

         8.       Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder of Preferred Securities relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder of Common Securities relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.       Ranking.

         The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to receive payment of periodic Distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the Holders of the Preferred Securities.

         10.      Acceptance of Preferred Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and to the provisions of the Indenture, including the respective subordination provisions therein.

         11.      No Preemptive Rights.

         The Holders shall have no preemptive or similar rights to subscribe for any additional securities of the Trust or otherwise.

         12.      Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration or the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                     FORM OF PREFERRED SECURITY CERTIFICATE

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR
(E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF

                                      A1-1

TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE INSTITUTIONAL TRUSTEE AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY

                                      A1-2

SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

Certificate Number: P-__                  Number of Preferred Securities: ______

                   Certificate Evidencing Preferred Securities
                                       of
                          PROASSURANCE CAPITAL TRUST II
                              Preferred Securities
               (liquidation amount $1,000 per Preferred Security)

         ProAssurance Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered holder of _____ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the Preferred Securities (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of May 12, 2004, as the same may be amended from time to time (the "Declaration of Trust"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration of Trust. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration of Trust, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

         In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Preferred Securities Guarantee, including that the Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in

                                      A1-3
respect of any preferred or preference stock of any Affiliate of the Sponsor. In addition, each Holder hereof by his or her acceptance hereof, hereby agrees to treat the Debentures as indebtedness for all United States federal income tax purposes.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                                      A1-4

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of May, 2004.

                                      PROASSURANCE CAPITAL TRUST II

                                      By: ______________________________________
                                      Name:
                                      Title: Regular Trustee

                                      By: ______________________________________
                                      Name:
                                      Title: Regular Trustee

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration of Trust.

         Dated  May __, 2004

                                      WILMINGTON TRUST COMPANY.
                                      not in its individual capacity but solely as Institutional Trustee

                                      By: ______________________________________
                                          Authorized Signatory

                                      A1-5

                           FORM OF REVERSE OF SECURITY

         Distributions on each Preferred Security will be payable at the rate per annum (the "Distribution Rate"), determined with respect to a Distribution Period, equal to LIBOR (as defined in the Declaration of Trust), plus 3.85%, of the stated liquidation amount of $1,000 per Preferred Security (provided, that the Distribution Rate for any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date on May 15, 2009 may not exceed 12.50% per annum and, provided, further that the Distribution Rate for any Distribution Payment Period may not exceed the highest rate permitted under New York law as the same may be modified by United States law of general application), such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the applicable Distribution Payment Date (as defined below) will bear interest thereon compounded quarterly at the Distribution Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any such interest (including Additional Tax Sums and Compound Interest) payable unless otherwise stated. The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by applicable law. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any Distribution Period on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period.

         Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from May __, 2004 and will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2004 (each, a "Distribution Payment Date"), to Holders of record on the relevant record dates, which will be the fifteenth calendar day prior to the relevant Distribution Payment Date. Such Distribution Payment Dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period, which period shall end on a Distribution Payment Date, not exceeding 20 consecutive quarterly periods (each, a "Deferral Period"), provided that no Deferral Period shall last beyond the redemption date or the maturity or earlier prepayment of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods or extend beyond the redemption date or maturity or earlier prepayment of the Debentures. Payments of Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral Period and the payment of all amounts

                                      A1-6
then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

         The Preferred Securities shall be redeemable as provided in the Declaration of Trust.

                                      A1-7

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ____________________

Signature: ______________________________

         (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A1-8

                                   EXHIBIT A-2
                       FORM OF COMMON SECURITY CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE, SUBJECT TO THE TERMS OF THE DECLARATION OF TRUST (AS DEFINED HEREIN).

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE

                                      A2-1

(C), (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE INSTITUTIONAL TRUSTEE AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND

                                      A2-2

MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

Certificate Number: C-__                        Number of Common Securities: ___

                    Certificate Evidencing Common Securities
                                       of
                          PROASSURANCE CAPITAL TRUST II
                                Common Securities
                 (liquidation amount $1,000 per Common Security)

         ProAssurance Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ProAssurance Corporation (the "Holder") is the registered holder of ___ common securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of May 12, 2004, as the same may be amended from time to time (the "Declaration of Trust"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration of Trust. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration of Trust and is entitled to the benefits thereunder.

         In addition, the Holder is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                      A2-3

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of May, 2004.

                                      PROASSURANCE CAPITAL TRUST II

                                      By: ______________________________________
                                      Name:
                                      Title: Regular Trustee

                                      By: ______________________________________
                                      Name:
                                      Title: Regular Trustee

                                      A2-4

                           FORM OF REVERSE OF SECURITY

         Distributions on each Common Security will be payable at the rate per annum (the "Distribution Rate"), determined on the Determination Date with respect to such Distribution Period, equal to LIBOR (as defined in the Declaration of Trust), plus 3.85%, of the stated liquidation amount of $1,000 per Common Security (provided, that the Distribution Rate for any Distribution Period prior to the Distribution Period commencing on the Distribution Payment Date on May 15, 2009 may not exceed 12.50% per annum and, provided, further that the Distribution Rate for any Distribution Payment Period may not exceed the highest rate permitted by New York law as the same may be modified by United States law of general application), such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the applicable Distribution Payment Date (as defined below) will bear interest thereon compounded quarterly at the Distribution Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any such interest (including Additional Tax Sums and Compound Interest) payable unless otherwise stated. The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by applicable law. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any Distribution Period on the basis of a 360-day year and the actual number of days elapsed in such Distribution Period.

         Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from May __, 2004 and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2004 (each a "Distribution Payment Date"), to Holders of record on the relevant record dates. Such Distribution Payment Dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest from time to time on the Debentures for a period, which period shall end on a Distribution Payment Date, not exceeding 20 consecutive quarterly periods (each, a "Deferral Period"), provided that no Deferral Period shall last beyond the redemption date or maturity or earlier prepayment of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly periods or extend beyond the redemption date or maturity or earlier prepayment of the Debentures. Payments of Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

                                      A2-5

         The Common Securities shall be redeemable as provided in the Declaration of Trust.

                                      A2-6

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ____________________

Signature: ______________________________

         (Sign exactly as your name appears on the other side of this Common Security Certificate)

(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A2-6

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE
                             TO BE EXECUTED FOR QIBS

                                                                 __________, [ ]

ProAssurance Corporation
ProAssurance Capital Trust II
100 Brookwood Place
Birmingham, AL 35209

Re: Purchase of [-] stated liquidation amount of PREFERRED SECURITIES (the "Preferred Securities") of ProAssurance Capital Trust II (the "Trust")

         Reference is hereby made to the Amended and Restated Declaration of Trust of ProAssurance Capital Trust II, dated as of May 12, 2004 (the "Declaration"), among the regular trustees named therein, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, ProAssurance Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

         This letter relates to $[_______________] aggregate liquidation amount of Preferred Securities which are held in the name of [name of transferor] (the "Transferor").

         In accordance with Section 9.2 of the Declaration, the Transferor does hereby certify that such Preferred Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Preferred Securities and (ii) Rule 144A under the Securities Act ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Preferred Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

                                      __________________________________________
                                      (Name of Transferor)

                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         Date:__________________________________

                                      A2-2

                                                                       EXHIBIT C

                         FORM OF TRANSFEREE CERTIFICATE
                     TO BE EXECUTED BY ACCREDITED INVESTORS

                                                                 __________, [ ]

ProAssurance Corporation
ProAssurance Capital Trust II
100 Brookwood Place

Birmingham, AL 35209

Re: Purchase of $[mid dot] liquidation amount of Preferred Securities (the "Preferred Securities") of ProAssurance Capital Trust II (the "Trust")

Ladies and Gentlemen:

                  In connection with our purchase of the Preferred Securities, we confirm that:

                  1. We understand that the Preferred Securities of the Trust have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Preferred Securities that, if we decide to offer, sell or otherwise transfer any such Preferred Securities prior to the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of (Y) the date of original issuance of the Preferred Securities and (Z) the last date on which the Trust, the Sponsor or any Affiliate (as defined in Rule 405 under the Securities Act) thereof was the holder of any such Preferred Securities (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date"), then such offer, sale or other transfer will be made only (a) to the Company or the Trust, (b) pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB"), that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (c) pursuant to an exemption from registration, to an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3), (7) or (8) of Rule 501 under the Securities Act that is acquiring any such Preferred Securities for its own account or for the account of such an accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (d) pursuant to offers and sales to a non-U.S. Person that occur outside the United States pursuant to Regulation S under the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, and in each of the foregoing cases in accordance with any applicable state securities laws and any requirements of law that govern the disposition of our property. If any resale or other transfer of the Preferred Securities is proposed to be made pursuant to clause (c) or (e) above, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Institutional Trustee as Transfer Agent, which shall provide as applicable, among other things, that the transferee is an accredited investor within the meaning of subparagraph (a)(1), (2), (3), (7) or (8) of Rule 501 under the Securities Act that is acquiring such Preferred Securities for investment purposes and not for any distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Preferred Securities that the Company and the Trust reserve the right prior to any offer, sale or other transfer pursuant to clause
(c) or (e) to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to ProAssurance Corporation (the "Company") and the Trust. We understand that the certificates for any Preferred Securities that we receive prior to the Resale Restriction Termination Date will bear a legend substantially to the effect of the foregoing.

                  2. We are an accredited investor within the meaning of subparagraph (a) (1), (2), (3), (7) or (8) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an accredited investor, and we are acquiring the Preferred Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Preferred Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

                  3. We are acquiring the Preferred Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Preferred Securities in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                  4. In the event that we purchase any Preferred Securities, we will acquire such Preferred Securities having an aggregate liquidation amount of not less than $100,000 for our own account and for each separate account for which we are acting.

                  5. We acknowledge that we either (A) are not a fiduciary of a pension, profit-sharing or other employee benefit plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended or to Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or an entity whose assets include "plan assets" by reason of any Plan's investment in the entity and are not purchasing the Preferred Securities on behalf of or with "plan assets" by reason of any Plan's investment in the entity and are not purchasing the Preferred Securities on behalf of or with "plan assets" of any Plan or (B) are eligible for the exemptive relief available under one or more of the following prohibited transaction class exemptions ("PTCEs") issued by the U.S. Department of Labor: PTCE 96-23, 95-60, 91-38, 90-1 or 84-14.

                  6. We acknowledge that each Plan, by its purchase of the Preferred Securities, will be deemed to have directed the Trust to invest in the junior subordinated debt securities due 2034 of the Company, and to have consented to the appointment of the institutional trustee of the Trust.

                  7. We acknowledge that the Company, the Trust and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of our acknowledgments, representations, warranties and agreements are no longer accurate, we shall promptly notify the placement agents for the Preferred Securities. If we are acquiring any Preferred Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such investor account.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

                                     ___________________________________________
                                     (Name of Purchaser)

                                     By: _______________________________________

                                     Date:______________________________________

                  Upon transfer, the Preferred Securities should be registered in the name of the new beneficial owner as follows.

Name:______________________________

Address:___________________________

Taxpayer ID Number:________________

                                                                       EXHIBIT D

                         FORM OF TRANSFEREE CERTIFICATE
                       TO BE EXECUTED BY NON-U.S. PERSONS

                                                                 __________, [ ]

ProAssurance Corporation
ProAssurance Capital Trust II
100 Brookwood Place
Birmingham, AL 35209

Re: Purchase of $[SPECIFY] liquidation amount of Preferred Securities (the "Preferred Securities") of ProAssurance Capital Trust II (the "Trust")

                  Reference is hereby made to the Amended and Restated Declaration of Trust of ProAssurance Capital Trust II, dated as of May 12, 2004 (the "Declaration"), among the regular trustees named therein, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, ProAssurance Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

                  This letter relates to $[_______________] aggregate liquidation amount of Securities which are held in the name of [name of transferor].

                  In accordance with Section 9.2 of the Declaration, we do hereby certify that (i) we are not a "U.S. person" (as such term is defined in Rule 902 under the Securities Act), (ii) we are not acquiring the Preferred Securities for the account or benefit of any U.S. person, and (iii) the offer and sale of Preferred Securities to us constitutes an "offshore transaction" under Regulation S under the Securities Act.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

                                     ___________________________________________
                                     (Name of Transferee)

                                     By: _______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         Date:__________________________________

                                                                       EXHIBIT E
                                                                         DEKANIA

                       FORM OF QUARTERLY FINANCIAL REPORT

TO:      Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, DE 19890-0001

         Attention: Corporate Trust Administration

PLEASE COMPLETE FOR EACH INSURANCE COMPANY SUBSIDIARY OF SPONSOR

All financial information provided herein should be provided in accordance with Statutory Accounting Principles. Please provide the following information for the most recent quarterly period ended.

Quarter: [ ] March 31 [ ] June 30 [ ] September 30 [ ] December 31, Year: 20____

Part I - To be completed for all insurance company subsidiaries of Sponsor

   Name of Insurance Company Subsidiary:                                    Date:
A.M. Best Insurer's Financial Strength Rating:           Most Recently Reported NAIC RBC Ratio: %

Total Admitted Assets $                                  Total Policyholders' Surplus $

Return on Policyholders' Surplus                         Ratio of Consolidated Debt and Preferred Stock to
for Trailing Twelve Month Period %                       Total Policyholders' Surplus %

Ratio of NAIC Class 1 & Class 2 Rated Investments to     Ratio of NAIC Class 1 & Class 2 Rated Investments to
Total Fixed Income Investments %                         Total Investments %

Part II - To be completed by property & casualty companies only

Expense Ratio %   Loss and LAE Ratio %   Combined Ratio  %

Ratio of Net Premiums Written (Trailing Twelve Month Period) to Policyholders' Surplus %

                                  CERTIFICATION

                  The undersigned certifies and states that the undersigned has duly executed the attached Quarterly Financial Report, dated _______________, 20_____, for and on behalf of ________________________, that the undersigned is the _______________ of such Company, and that the undersigned has authority to execute and deliver such instrument. The undersigned further says that the undersigned is familiar with such instrument and that the facts therein set forth are true to the best of the undersigned's knowledge, information and belief.

                                     Signed: ___________________________________

                                     Name:   ___________________________________

                                     Date:  ____________________________________

                             LEGEND - LIFE INSURERS

NAIC RBC Ratio:                         (Total Adjusted Capital (as defined in
                                        the NAIC RBC Instructions for Life
                                        Insurers)/Authorized Control Level
                                        Risk-Based Capital)

Total Admitted Assets:                  Total Admitted Assets as Determined in
                                        accordance with Statutory Accounting
                                        Principles

Total Capital and Surplus:              Common Capital Stock + Preferred Capital
                                        Stock + Aggregate Write-Ins for Special
                                        Surplus Funds + Aggregate Write-Ins for
                                        Other than Special Surplus Funds +
                                        Surplus Notes + Gross Paid-In and
                                        Contributed Surplus + Unassigned Funds
                                        (Surplus) Asset Valuation Reserve -
                                        Treasury Stock

Return on Policyholders' Surplus        Net Income/Policyholders' Surplus for
for the Trailing Twelve Month Period:   the Trailing Twelve Month Period

                      LEGEND - PROPERTY & CASUALTY INSURERS

NAIC RBC Ratio:                         (Total Adjusted Capital (as defined in
                                        the NAIC RBC Instructions for Life
                                        Insurers)/Authorized Control Level
                                        Risk-Based Capital)

Total Admitted Assets:                  Total Admitted Assets as Determined in
                                        accordance with Statutory Accounting
                                        Principles

Total Capital and Surplus:              Common Capital Stock + Preferred Capital
                                        Stock + Aggregate Write-Ins for Special
                                        Surplus Funds + Aggregate Write-Ins for
                                        Other than Special Surplus Funds +
                                        Surplus Notes + Gross Paid-In and
                                        Contributed Surplus + Unassigned Funds
                                        (Surplus) Asset Valuation Reserve -
                                        Treasury Stock

Return on Policyholders' Surplus        Net Income/Policyholders' Surplus for
for the Trailing Twelve Month Period:   the Trailing Twelve Month Period

Expense Ratio:                          Other Underwriting Expenses Incurred/Net
                                        Premiums Earned

Loss and LAE Ratio:                     (Losses Incurred + Loss Expenses
                                        Incurred)/Net Premiums Earned

Combined Ratio:                         Expense Ratio + Loss and LAE Ratio

Net Premiums Written                    Net Premiums Written of the Trailing
(Trailing Twelve Month Period)          Twelve Month Period/ Policyholders'
to Policyholders' Surplus:              Surplus